UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2018

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11710 Plaza America Drive, Suite 2000 Reston, VA 20190

(Address of principal executive offices, including zip code)

(571) 730-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2018, Lightbridge Corporation (the “Company”) entered into an at-the-market issuance sales agreement (the “sales agreement”) with B. Riley FBR, Inc. (the “Distribution Agent”), pursuant to which the Company may issue and sell shares of its common stock from time to time through the Distribution Agent as the Company’s sales agent. Sales of the Company’s common stock through the Distribution Agent, if any, will be made by any method that is deemed to be an “at-the-market” equity offering as defined in Rule 415 promulgated under the Securities Act of 1933, as amended, pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-223674) filed on March 15, 2018 with the Securities and Exchange Commission (“SEC”), the base prospectus filed as part of such registration statement and the prospectus supplement dated March 30, 2018.

Each time the Company wishes to issue and sell common stock under the sales agreement, the Company will provide a placement notice to the Distribution Agent containing the parameters in accordance with which shares are to be sold, including, but not limited to, the number of shares to be issued and the dates on which such sales are requested to be made, subject to the terms and conditions of the sales agreement. Subject to the terms and conditions of the sales agreement, the Distribution Agent will use commercially reasonable efforts consistent with its normal trading and sales practices to sell the Company’s common stock from time to time, based upon the Company’s instructions (including any price, time or size limits the Company may impose pursuant to the terms of the sales agreement). The Company is not obligated to make any sales of common stock under the sales agreement and may terminate the sales agreement at any time upon written notice. The Company will pay the Distribution Agent a commission of up to 4.5% of the gross proceeds from each sale. The Company has provided the Distribution Agent with customary indemnification rights.

The foregoing description of the sales agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is incorporated by reference as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated in this Item 1.01 by reference. A copy of the opinion of Gary R. Henrie relating to the legality of the shares of common stock that may be issued pursuant to the sales agreement is attached as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	At-the-Market Issuance Sales Agreement, dated March 30, 2018, among Lightbridge Corporation and B. Riley FBR, Inc.

5.1	Opinion of Gary R. Henrie, Esq.

23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTBRIDGE CORPORATION

Dated: March 30, 2018	By:	/s/ Seth Grae
	Name:	Seth Grae
	Title:	President and Chief Executive Officer

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